Exhibit 10.6

EXECUTION VERSION

SECOND LIEN STOCK PLEDGE AGREEMENT

dated as of August 30, 2013

of

SUNDANCE ENERGY AUSTRALIA LIMITED (ACN 112 202 883)

in favor of

WELLS FARGO ENERGY CAPITAL, INC., as Administrative Agent

i

Schedule
Schedule 1	Schedule of Pledged Equity

THIS SECOND LIEN STOCK PLEDGE AGREEMENT (this “Agreement”) is made as of August 30, 2013, by SUNDANCE ENERGY AUSTRALIA LIMITED (ACN 112 202 883), a company organized under the laws of South Australia (“Grantor”), in favor of WELLS FARGO ENERGY CAPITAL, INC., individually and as administrative agent under the Credit Agreement, as defined below (the “Secured Party”) for the benefit of the Beneficiaries.

RECITALS

A.                                    Sundance Energy, Inc., a Colorado corporation (“Borrower”), is executing in favor of Lenders those certain promissory notes of even date herewith, payable to the order of Lenders in the aggregate principal amount of up to $100,000,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the “Note”).

B.                                    The Note is being executed pursuant to a Second Lien Credit Agreement of even date herewith, (herein, as from time to time amended, supplemented or restated, called the “Credit Agreement”), by and among Borrower, Administrative Agent and Lenders, pursuant to which Lenders have agreed to advance funds to Borrower under the Note.

C.                                    It is a condition precedent to Lenders’ obligations to advance funds pursuant to the Credit Agreement that Grantor shall execute and deliver to Administrative Agent a satisfactory pledge to secure Borrower’s obligations under the Note, the Credit Agreement and the other Loan Documents.

D.                                    In order to induce the Beneficiaries to extend such credit, Grantor has agreed to grant to the Secured Party, for the benefit of the Beneficiaries, a security interest in the Collateral.

NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties acknowledge, Grantor agrees as follows:

ARTICLE I

Definitions and References

Section 1.1.                                 Definitions in Credit Agreement. Capitalized terms used herein and not otherwise defined have the respective meanings specified in the Credit Agreement.

Section 1.2.                                 Definitions in the UCC, etc. The following terms have the meanings specified in the UCC:

(a)                                 Investment Property.

(b)                                 Proceeds.

(c)                                  Securities Account.

(d)                                 Security.

(e)                                  Uncertificated Security.

Other terms used in this Agreement that are defined in the UCC and not otherwise defined herein or in the Credit Agreement have the meanings specified in the UCC, unless the context otherwise requires.

Section 1.3.                                 Definitions in this Agreement.  The following terms have the following meanings:

“Agreement” has the meaning specified in the preamble.

“Beneficiaries” means the Secured Party, the Lenders, and any other Person to which any Secured Obligation is owed.

“Borrower” has the meaning specified in Recital A.

“Collateral” means all property described in Section 2.1 in which Grantor has any right, title or interest.

“Credit Agreement” has the meaning specified in Recital B.

“Credit Parties” means Grantor and all Restricted Persons.

“Grantor” has the meaning specified in the preamble.

“Lenders” has the meaning specified in Recital A.

“Permitted First Lien” has the meaning set forth in clause (n) of the definition of “Permitted Liens” in the Credit Agreement.

“Pledged Equity” has the meaning specified in Section 2.1(a).

“Secured Obligations” means all Obligations of the Credit Parties now or hereafter arising under the Loan Documents, including all amounts that constitute part of the Secured Obligations and would be owed by any Credit Party to any Beneficiary but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Credit Party.

“Secured Party” has the meaning specified in the preamble.

“Securities Act” means the Securities Act of 1933, as amended.

“UCC” means the Uniform Commercial Code in effect in the State of Colorado from time to time; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Colorado, “UCC” means the Uniform

Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

Section 1.4.                                 Rules of Construction; References and Titles. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a)                                 Any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

(b)                                 Unless otherwise specified, any reference herein to any Person shall be construed to include such Person’s successors and assigns.

(c)                                  The words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.

(d)                                 All references herein to Articles, Sections and Schedules shall be construed to refer to Articles and Sections of, and Schedules to, this Agreement.

(e)                                  Any reference to any Law herein shall, unless otherwise specified, refer to such law as amended, modified or supplemented from time to time.

(f)                                   The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(g)                                  Except as specified otherwise, references to any document, instrument, or agreement shall include:

(i)                                     all exhibits, schedules, and other attachments thereto, and

(ii)                                  all documents, instruments, or agreements issued or executed in replacement thereof.

(h)                                 A title appearing at the beginning of any subdivision is for convenience only, does not constitute any part of such subdivision and shall be disregarded in construing the language contained in such subdivision.

(i)                                     The phrases “this Section” and “this subsection” and similar phrases refer only to the section or subsection hereof in which such phrases occur.

(j)                                    The word “or” is not exclusive, and the word “including” (in all of its grammatical variations) means “including without limitation”.

ARTICLE II

Security Interest

Section 2.1.                                 Grant of Security Interest. As collateral security for the payment and performance of all Secured Obligations, Grantor pledges, collaterally assigns and grants to the Secured Party for the benefit of the Beneficiaries a continuing security interest in all right, title and interest of Grantor in and to all of the following property, whether now owned or existing or hereafter acquired or arising, regardless of where located and howsoever Grantor’s interests therein arise, whether by ownership, security interest, claim or otherwise:

(a)                                 All Equity in Borrower including the Equity listed on Schedule 1 and all Equity in Borrower issued after the date hereof, all Equity that it may acquire in the future that is issued by any Person referred to in Schedule 1, all Equity that it may hold at any time in the future that is issued by any of its Domestic Subsidiaries and 65% of the issued and outstanding Equity that it may hold at any time in the future that is issued by any of its First-Tier Foreign Subsidiaries (the “Pledged Equity”).

(b)                                 All rights and benefits, but no duty or obligation, of Grantor under all agreements, documents and instruments relating to the Pledged Equity.

(c)                                  Proceeds of the foregoing.

Section 2.2.                                 Secured Obligations Secured.

(a)                                 The security interest created hereby in the Collateral secures the payment and performance of all Secured Obligations.

(b)                                 Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Credit Party to any Beneficiary under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Credit Party.

ARTICLE III

Representations and Warranties

Section 3.1.                                 Representations and Warranties. Grantor represents and warrants to the Beneficiaries as follows:

(a)                                 Each representation and warranty made by the Borrower with respect to Grantor in any other Loan Document is correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof).

(b)                                 Grantor has and will have at all times the right, power and authority to grant to the Secured Party as provided herein a security interest in the Collateral, free and clear of any Lien other than Permitted First Liens. This Agreement creates a valid and binding security interest in favor of the Secured Party in the Collateral, securing the Secured Obligations.

(c)                                  With respect to Pledged Equity:

(i)                                     All securities constituting Pledged Equity have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Person or of any agreement by which Grantor or any issuer of Pledged Equity is bound.

(ii)                                  All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer or pledge of any Pledged Equity (or rights in respect thereof) have been paid.

(iii)                               No restriction or condition exists with respect to the transfer, voting or capital of any Pledged Equity.

(iv)                              Except as disclosed on Schedule 1, neither Grantor nor any issuer of Pledged Equity has any outstanding subscription agreement, option, warrant or convertible security outstanding or any other right outstanding pursuant to which any Person would be entitled to have issued to it units of ownership interest in any issuer of Pledged Equity.

(v)                                 Grantor has taken or concurrently herewith is taking all actions necessary to perfect the Secured Party’s security interest in Pledged Equity, including any registration, filing or notice that may be necessary or advisable under Article 8 or 9 of the UCC, and no other Person has any such registration, filing or notice in effect.

(vi)                              Schedule 1 correctly and completely reflects all Pledged Equity owned by Grantor as of the date hereof and Schedule 1 accurately sets forth the percentage of each class or series of Equity issued by the issuer of such Pledged Equity that is held by Grantor.

(vii)                           Schedule 1 sets forth all agreements, including all operating, management, voting and shareholder agreements to which Grantor is a party or by which it is bound and that relate to Pledged Equity and a correct and complete copy of each such agreement has been delivered to counsel for the Secured Party.

(viii)                        No issuer of Pledged Equity has made any call for capital that has not been fully paid by Grantor and each other holder of Equity of such issuer.

(ix)                              Neither Grantor nor any other holder of equity issued by any issuer of Pledged Equity is in default under any agreement relating to Pledged Equity.

(x)                                 Neither the execution, delivery or performance of this Agreement nor the exercise of any right or remedy of the Secured Party hereunder will cause a default under any agreement in respect of Pledged Equity or otherwise adversely affect or diminish any Pledged Equity.

(xi)                              Grantor’s rights under any agreement in respect of Pledged Equity are enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights.

(d)                                 The Pledged Equity listed on Schedule 1 constitutes all Equity owned by Grantor in Borrower as of the date hereof. None of such Pledged Equity is certificated.

(e)                                  Grantor is an entity of the type specified in the preamble and is organized under the laws of the jurisdiction specified in the preamble. Grantor has not conducted business under any name except the name in which it has executed this Agreement, which is the exact name that appears in Grantor’s Organizational Documents.

(f)                                   Grantor has good and marketable title to the Collateral, free and clear of all Liens, except for the security interest created by this Agreement and any Permitted First Liens. No effective financing statement or other registration or instrument similar in effect covering any Collateral is on file in any recording office except any that have been filed in favor of the Secured Party relating to this Agreement and any that has been filed to perfect or protect any Permitted First Liens.

(g)                                  Neither the ownership or intended use of the Collateral by Grantor, nor the grant of the security interest by Grantor to the Secured Party hereunder:

(i)                                     conflicts with:

(A)                               any domestic or foreign Law,

(B)                               any Organizational Document of Grantor or any issuer of Pledged Equity, or

(C)                               any agreement, judgment, license, order or permit applicable to or binding upon Grantor or any issuer of Pledged Equity, or

(ii)                                  results in or requires the creation of any Lien, charge or encumbrance upon any asset of Grantor (other than in favor of the Secured Party).

(h)                                 Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required under the UCC in connection with the grant by Grantor of the security interest hereunder.

(i)                                     This Agreement is the legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and general principles of equity.

(j)                                    There is no action, suit or proceeding pending or, to the knowledge of Grantor, threatened against or otherwise affecting Grantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality that could reasonably be expected materially and adversely to affect Grantor’s financial condition or its ability to perform its obligations hereunder.

(k)                                 There is no condition precedent to the effectiveness of this Agreement that has not been satisfied or waived.

(l)                                     Grantor has, independently and without reliance upon any Beneficiary and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is or is to be a party, and Grantor has established adequate means of obtaining from each other Credit Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of each other Credit Party.

(m)                             The direct or indirect value of the consideration received and to be received by Grantor in connection herewith is reasonably worth at least as much as the liability of Grantor hereunder and under each other Loan Document to which Grantor is a party, and the incurrence of such liability in return for such consideration may reasonably be expected to benefit Grantor, directly or indirectly.

ARTICLE IV

Covenants

Section 4.1.                                 General Covenants. Grantor will at all times perform and observe the covenants contained in the Loan Documents that are applicable to Grantor for so long as any Secured Obligation is outstanding. In addition, Grantor will, so long as this Agreement shall be in effect, perform and observe the following:

(a)                                 Without limitation of any other covenant herein, Grantor shall not cause or permit any change in its name, identity or organizational structure, or any change to its jurisdiction of organization, unless Grantor shall have first:

(i)                                     notified the Secured Party of such change at least 30 days prior to the effective date of such change (or such shorter notice as the Secured Party may approve),

(ii)                                  taken all action reasonably requested by the Secured Party (under the following subsection (b) or otherwise) for the purpose of further confirming and protecting the Secured Party’s security interest and rights under this Agreement and the perfection and priority thereof, and

(iii)                               if requested by the Secured Party, provided to the Secured Party a legal opinion to the Secured Party’s satisfaction confirming that such change shall not adversely affect the Secured Party’s security interest and rights under this Agreement or the perfection or priority of such security interest.

In any notice delivered pursuant to this subsection, Grantor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Secured Party’s security interest in the Collateral.

(b)                                 Grantor will, at its expense and as from time to time reasonably requested by the Secured Party, promptly execute and deliver all further instruments, agreements, filings and registrations, and take all further action, in order:

(i)                                     to confirm and validate this Agreement and the Secured Party’s rights and remedies hereunder;

(ii)                                  to correct any error or omission in the description herein of the Secured Obligations or the Collateral or in any other provision hereof;

(iii)                               to perfect, register and protect the security interest and rights created or purported to be created hereby or to maintain or upgrade in rank the priority of such security interests and rights;

(iv)                              to enable the Secured Party to exercise and enforce its rights and remedies hereunder; or

(v)                                 otherwise to give the Secured Party the full benefits of the rights and remedies described in or granted under this Agreement.

As part of the foregoing, Grantor will, whenever reasonably requested by the Secured Party:

(A)                               execute and file any financing statement, continuation statement or other filing or registration relating to the Secured Party’s security interest and rights hereunder, and any amendment thereto, and

(B)                               mark its books and records relating to any Collateral to reflect that such Collateral is subject to this Agreement and the security interests hereunder.

(c)                                  Grantor will:

(i)                                     Maintain good and marketable title to all Collateral, free and clear of all Liens except for the security interest created by this Agreement and any Permitted First Lien, and not grant or allow any such Lien to exist.

(ii)                                  Not allow to remain in effect, and cause to be terminated, any financing statement or other registration or instrument similar in effect covering any Collateral, except any that has been filed in favor of the Secured Party relating to this Agreement and any that has been filed to perfect or protect any Permitted First Lien.

(iii)                               Defend the Secured Party’s right, title and special property and security interest in and to the Collateral against the claims of any Person.

(d)                                 Grantor shall not take any action that would, or fail to take any action if such failure would, impair the enforceability, perfection or priority of the Secured Party’s security interest in any Collateral.

Section 4.2.                                 Covenants Relating Specifically to the Nature of the Collateral. Grantor will, for so long as any Secured Obligation is outstanding, perform and observe the following:

(a)                                 (i) If Grantor shall at any time hold or acquire any certificated Security evidencing Collateral, Grantor will forthwith endorse, assign, and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

(ii)                                  If any Pledged Equity is an Uncertificated Security and is issued to Grantor or its nominee directly by the issuer thereof, Grantor will immediately notify the Secured Party of such issuance and, pursuant to an agreement in form and substance satisfactory to the Secured Party, cause the issuer thereof to agree to comply with instructions from the Secured Party as to such Security, without further consent of Grantor or such nominee, or take such other action as the Secured Party may approve in order to perfect the Secured Party’s security interest in such Security.

(iii)                               Grantor shall not permit any Pledged Equity to be held by a securities intermediary or held in a Securities Account.

(iv)                              Grantor shall not permit any Pledged Equity that is an equity interest in a limited liability company or a limited partnership and that is a General Intangible to become Investment Property unless the Secured Party shall have control of such Investment Property within the meaning of Section 8-106 of the UCC.

(v)                                 Grantor shall not:

(A)                               adjust, settle, compromise, amend or modify any right in respect of any Pledged Equity or any agreement relating thereto;

(B)                               permit the creation of any additional equity interest in any issuer of Pledged Equity, unless immediately upon creation the same is pledged to the Secured Party pursuant hereto to the extent necessary to give the Secured Party a first-priority security interest in such Pledged Equity after such creation that is in the aggregate at least the same percentage of such Pledged Equity as was subject hereto before such issue, whether such additional interest is presently vested or will vest upon the payment of money or the occurrence or nonoccurrence of any other condition; or

(C)                               enter into any agreement, other than the Loan Documents, creating, or otherwise permit to exist, any restriction or condition upon the transfer or exercise of any rights in respect of any Pledged Equity, including any restriction or condition upon the transfer, voting or control of any Pledged Equity.

(b)                                 If Grantor shall acquire at any time any additional Equity constituting Collateral, Grantor shall promptly notify the Secured Party in writing of the details thereof and execute and deliver to the Secured Party a supplement to Schedule 1 listing such Equity, which supplement shall take effect without further action on the part of any party hereto or beneficiary hereof.

ARTICLE V

Voting and Distribution Rights in Respect Of Pledged Equity

Section 5.1.                                 Voting Rights. Grantor shall be entitled to exercise all voting and other consensual rights pertaining to the Pledged Equity or any part thereof for any purpose; provided that Grantor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of any Pledged Equity or on the Secured Party’s security interest or the value thereof.

Section 5.2.                                 Dividend Rights While No Event of Default Exists. Grantor shall be entitled to receive and retain all dividends and other distributions paid in respect of the Pledged Equity if and to the extent that the payment thereof is not otherwise prohibited by the Loan Documents; provided that:

(a)                                 all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity;

(b)                                 all dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

(c)                                  all cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Equity,

shall be, and shall be forthwith delivered to the Secured Party to hold as Collateral and shall, if received by Grantor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of Grantor and be forthwith delivered by Grantor to the Secured Party as Pledged Equity in the same form as so received (with any necessary indorsement).

Section 5.3.                                 Actions by Secured Party. The Secured Party will promptly execute and deliver (or promptly cause to be executed and delivered) to Grantor all such proxies and other instruments as Grantor may reasonably request for the purpose of enabling Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 5.1 above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to Section 5.2 above.

Section 5.4.                                 Rights While an Event of Default Exists. Upon the occurrence and during the continuance of an Event of Default:

(a)                                 All rights of Grantor to receive the dividends and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.2 shall automatically cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Equity such dividends and other distributions.

(b)                                 All dividends and other distributions that are received by Grantor contrary to subsection (a) above shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of Grantor and shall be forthwith paid over to the Secured Party as Pledged Equity in the same form as so received (with any necessary indorsement).

ARTICLE VI

Remedies, Powers and Authorizations

Section 6.1.                                 Normal Provisions Concerning the Collateral.

(a)                                 Grantor irrevocably authorizes the Secured Party at any time and from time to time to file, without the signature of Grantor, in any jurisdiction any amendments to existing financing statements and any initial financing statements and amendments thereto that:

(i)                                     indicate the nature of the Collateral;

(ii)                                  contain any other information required for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Grantor is an organization, the type of organization and any organization identification number issued to Grantor; and

(iii)                               properly effectuate the transactions described in the Loan Documents, as determined by the Secured Party in its discretion.

Grantor will furnish any such information to the Secured Party promptly upon request. A carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by the Secured Party. Grantor ratifies and approves all financing statements heretofore filed by or on behalf of the Secured Party in any jurisdiction in connection with the transactions contemplated hereby.

(b)                                 Grantor appoints the Secured Party as Grantor’s attorney in fact and proxy, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument:

(i)                                     to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral;

(ii)                                  to receive, indorse and collect any drafts or other Instruments or Documents;

(iii)                               to enforce any obligations included in the Collateral; and

(iv)                              to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Grantor or the Secured Party with respect to any Collateral.

Such power of attorney and proxy are coupled with an interest, are irrevocable, and are to be used by the Secured Party for the sole benefit of the Beneficiaries.

(c)                                  If Grantor fails to perform any agreement or obligation contained herein, the Secured Party may, but shall have no obligation to, itself perform, or cause performance of, such agreement or obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by Grantor under Section 6.6.

(d)                                 The Secured Party shall have the right, at any time upon the occurrence and during the continuance of an Event of Default and without notice to Grantor, to transfer to or to register in the name of the Secured Party or any of its nominees any Pledged Equity, subject only to the revocable rights specified in Section 5.1.

(e)                                  Anything herein to the contrary notwithstanding:

(i)                                     Grantor shall remain liable to perform all duties and obligations under the agreements included in the Collateral to the same extent as if this Agreement had not been executed.

(ii)                                  The exercise by the Secured Party of any right hereunder shall not release Grantor from any duty or obligation under any agreement included in the Collateral.

(iii)                               No Beneficiary shall have any obligation or liability under the agreements in respect of the Collateral by reason of this Agreement or any other Loan Document, nor shall any Beneficiary be obligated to perform any duty or obligation of Grantor thereunder or take any action to collect or enforce any claim for payment assigned hereunder.

Section 6.2.                                 Event of Default Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:

(a)                                 Exercise in respect of the Collateral, in addition to any other right and remedy provided for herein, under the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and any other applicable law.

(b)                                 Require Grantor to, and Grantor will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it (together with all books, records and information of Grantor relating thereto)

available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.

(c)                                  Prior to the disposition of any Collateral:

(i)                                     to the extent permitted by applicable Law, enter, with or without process of law and without breach of the peace, any premises where any Collateral is or may be located, and without charge or liability to the Secured Party seize and remove such Collateral from such premises;

(ii)                                  have access to and use the Company’s books, records, and information relating to the Collateral; and

(iii)                               store or transfer any Collateral without charge in or by means of any storage or transportation facility owned or leased by Grantor, process, repair or recondition any Collateral or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by Grantor.

(d)                                 Reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure.

(e)                                  Dispose of, at its office, on the premises of Grantor or elsewhere, any Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (but that the sale of any Collateral shall not exhaust the Secured Party’s power of sale, and sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any Collateral.

(f)                                   Buy (or allow any Beneficiary to buy) Collateral, or any part thereof, at any public sale.

(g)                                  Buy (or allow any Beneficiary to buy) Collateral, or any part thereof, at any private sale if any Collateral is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations.

(h)                                 Apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Grantor consents to any such appointment.

(i)                                     Comply with any applicable state or federal Law requirement in connection with a disposition of Collateral and such compliance shall not be considered to affect adversely the commercial reasonableness of any sale of Collateral.

(j)                                    Sell Collateral without giving any warranty with respect to title or any other matter and for cash, on credit or for non-cash consideration as the Secured Party determines is appropriate.

(k)                                 To the extent notice of sale shall be required by law with respect to Collateral, at least 10-days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; provided that, if the Secured Party fails in any respect to give such notice, its liability for such failure shall be limited to the liability (if any) imposed on it by law under the UCC. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Section 6.3.                                 Application of Proceeds. If an Event of Default shall have occurred and be continuing, any cash held by or on behalf of the Secured Party and all cash proceeds received by or on behalf of the Secured Party in respect of any sale of, collection from, or other realization upon any Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Party for the benefit of the Beneficiaries against, any Secured Obligation, in the following manner:

(a)                                 First, paid to the Secured Party for any amounts then owing to the Secured Party pursuant to the Credit Agreement or otherwise under the Loan Documents or that has otherwise been incurred by the Secured Party in connection with the payment or other satisfaction of any Lien, encumbrance or adverse claim upon or against any Collateral or any other action that the Secured Party determines is reasonably appropriate in connection with the preservation or maintenance of the Collateral.

(b)                                 Second, paid to the Beneficiaries in payment of the Secured Obligations, ratably in accordance with the respective amounts thereof then owing to the Beneficiaries or as otherwise provided in the Credit Agreement.

(c)                                  Third, any surplus of such cash or cash proceeds held by or on the behalf of the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to Grantor or to whatever Person may be lawfully entitled to receive such surplus.

Section 6.4.                                 Deficiency. If the proceeds of any sale, collection or realization of or upon the Collateral of Grantor by the Secured Party are insufficient to pay all Secured Obligations and all other amounts to which the Secured Party is entitled, Grantor shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Secured Party (that are not employees of the Secured Party or any Affiliate of the Secured Party) and/or the other Beneficiaries to collect such deficiency. Collateral may be sold at a loss to Grantor, and the Secured Party shall have no liability or responsibility to Grantor for such loss. Grantor acknowledges that a private sale may result in less proceeds than a public sale.

Section 6.5.                                 Private Sales of Pledged Equity. The Beneficiaries may deem it impracticable to effect a public sale of any Pledged Equity and may determine to make one or more private sales of such Pledged Equity to a restricted group of purchasers that will be obligated to agree, among other things, to acquire the same for their own account, for investment and not with a view to the distribution or resale thereof. Any such private sale may be at a price and on other terms less favorable to the seller than the price and other terms that might have been obtained at a public sale. Any such private sale nevertheless shall be deemed to have been made in a commercially reasonable manner, and neither the Secured Party nor any other Beneficiary shall have any obligation to delay sale of any such Pledged Equity for the period of time necessary to permit their registration for public sale under the Securities Act. Any offer to sell any such Collateral that has been:

(i)                                     publicly advertised on a bona-fide basis in a newspaper or other publication of general circulation in the financial community of Denver, Colorado (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or

(ii)                                  made privately in the manner described above to not less than 15 bona-fide offerees,

shall be deemed to involve a “public disposition” under Section 9-610(c) of the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and any Beneficiary may bid for such Collateral.

Section 6.6.                                 Indemnity and Expenses. In addition to, but not in qualification or limitation of, any similar obligations under other Loan Documents:

(a)                                 Grantor will indemnify the Secured Party, each other Beneficiary and any agent appointed pursuant to Section 6.9 from and against all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY’S OWN NEGLIGENCE OR STRICT LIABILITY, except to the extent such claims, losses or liabilities are proximately caused by such indemnified party’s individual gross negligence or willful misconduct.

(b)                                 Grantor will upon demand pay to the Secured Party the amount of all costs and expenses, including the reasonable fees and disbursements of the Secured Party’s counsel (that are not employees of the Secured Party or any of its Affiliates) and of any experts and agents, that the Secured Party may incur in connection with:

(i)                                     the transactions that give rise to this Agreement;

(ii)                                  the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement; or

(iii)                               the administration of this Agreement.

(c)                                  Grantor will upon demand pay to the Secured Party the amount of all costs and expenses, including the fees and disbursements of the Secured Party’s counsel (that are not employees of the Secured Party or any of its Affiliates) and of any experts and agents, that the Secured Party may incur in connection with:

(i)                                     the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral;

(ii)                                  the exercise or enforcement of any right of the Secured Party hereunder; or

(iii)                               the failure by Grantor to perform or observe any of the provisions hereof.

Section 6.7.                                 Non-Judicial Remedies. In granting to the Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, to the extent permitted by applicable Law, Grantor waives, renounces and knowingly relinquishes any legal right that might otherwise require the Secured Party to enforce its rights by judicial process and confirms that such remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. The Secured Party may, however, in its discretion, resort to judicial process.

Section 6.8.                                 Limitation on Duty of the Secured Party in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party shall be deemed to have exercised reasonable care in the custody of Collateral in its possession if such Collateral is accorded treatment substantially equal to which that it accords its own property, and the Secured Party shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Secured Party in good faith.

Section 6.9.                                 Appointment of Other Agents. At any time, in order to comply with any legal requirement in any jurisdiction, the Secured Party may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Secured Party, or to act as separate agent or agents on behalf of the Secured Party, with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment.

ARTICLE VII

Miscellaneous

Section 7.1.                                 Notices. Any notice or communication required or permitted hereunder shall be given in writing, sent in the manner provided in the Second Lien Guaranty of even date herewith by Grantor in favor of Secured Party (“Guaranty”), or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given as provided in the Guaranty for notices given thereunder.

Section 7.2.                                 Amendments and Waivers. Except as provided in Section 4.2(b) or 7.3, no amendment of this Agreement shall be effective unless it is in writing and signed by Grantor and the Secured Party, and no waiver of this Agreement or consent to any departure by Grantor herefrom shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for that given and to the extent specified in such writing. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals required in the Credit Agreement.

Section 7.3.                                 Preservation of Rights. No failure on the part of the Secured Party or any other Beneficiary to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Party provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or otherwise.

Section 7.4.                                 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 7.5.                                 Survival. Each representation and warranty, covenant and other obligation of Grantor herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Loan Document and the creation of the Secured Obligations.

Section 7.6.                                 Binding Effect and Assignment. This Agreement shall:

(a)                                 be binding on Grantor and its successors and permitted assigns, and

(b)                                 inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and the other Beneficiaries and their respective successors, transferees and assigns who acquire their interests in accordance with the assignment provisions of the Credit Agreement.

Without limiting the generality of the foregoing, the Secured Party and any other Beneficiary may (in accordance with the provisions of the Loan Documents) pledge, assign or otherwise transfer any right under any Loan Document to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted herein or otherwise. No right or duty of Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.

Section 7.7.                                 Release of Collateral; Termination.

(a)                                 Upon any sale, lease, transfer or other disposition of any Collateral of Grantor in accordance with the Loan Documents, the Secured Party will, at Grantor’s expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence the release of such Collateral from the assignment and security interest granted hereby; provided that:

(i)                                     at the time of such request and such release no Default shall have occurred and be continuing,

(ii)                                  Grantor shall have delivered to the Secured Party, at least 10 Business Days prior to the date of the proposed release (or by such lesser notice as the Secured Party may approve), a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Secured Party and a certificate of Grantor to the effect that the transaction is in compliance with the Loan Documents and such other matters as the Secured Party may request, and

(iii)                               if any Loan Document provides for any application of the proceeds of any such sale, lease, transfer or other disposition, or any payment to be made, in connection therewith, such proceeds shall have been applied or payment made as provided therein, or arrangements satisfactory to the Administrative Agent for such application or payment have been made.

(b)                                 Upon, and only upon the payment and satisfaction in full in cash of the Secured Obligations (other than contingent indemnification obligations) and the termination or expiration of all Commitments of the Lenders under the Credit Agreement, this Agreement and the security interest created hereby shall terminate, all rights in the Collateral shall revert to Grantors and the Secured Party, at a Grantor’s request and at its expense, will:

(i)                                     return to Grantor such of Grantor’s Collateral in the Secured Party’s possession as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and

(ii)                                  execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

Notwithstanding the foregoing, Section 6.6 shall survive the termination of this Agreement.

(c)                                  No Grantor is authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection with this Agreement without the prior written consent of the Secured Party, subject to Grantors’ rights under Sections 9-509(d)(2) and 9-518 of the UCC.

Section 7.8.                                 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

Section 7.9.                                 Final Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. There are no unwritten oral agreements between the parties hereto.

Section 7.10.                          Facsimile. This Agreement may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof.

Section 7.11.                          Acceptance by the Secured Party. By their acceptance of the benefits hereof, the Secured Party and the Beneficiaries shall be deemed to have agreed to be bound hereby and to perform any obligation on their part set forth herein.

Section 7.12.                          Intercreditor Agreement. Reference is made to the Intercreditor Agreement dated as of August 30, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, Wells Fargo Bank, N.A., as First Lien Administrative Agent (as defined therein), and Wells Fargo Energy Capital, Inc., as Second Lien Administrative Agent (as defined therein). Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control. Anything herein to the contrary notwithstanding, any obligation of any Grantor hereunder or under any other Loan Document with respect to delivery and control of collateral (including, without limitation, the requirements to endorse, assign and/or deliver any certificates, instruments, documents or other possessory collateral to the Secured Party), the provision of voting rights or the obtaining of any consent of any Person, shall be deemed to be satisfied if the applicable Grantor complies with the requirements of the similar provision of the applicable First Lien Loan Document.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Grantor has executed and delivered this Agreement as of the date first-above written.

SUNDANCE ENERGY AUSTRALIA LIMITED
ACN 112 202 883 in accordance with Section 127 of the Corporations Act 2001 (Australia)

By:
	Name:	Michael Hannell
	Title:	Chairman of the Board

By:
	Name:	Damien Connor
	Title:	Secretary

S-1

WELLS FARGO ENERGY CAPITAL INC.

By:
	Name:	Ryan Sauer
	Title:	Vice President

S-2